Exhibit 32.2

CFO CERTIFICATION OF ANNUAL REPORT

I, W. Kim Foster, Senior Vice-President and Chief Financial Officer of FMC (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

(1)	the amendment no. 1 to Annual Report on Form 10-K/A of the Company for the year ended December 31, 2003 (the “Amendment”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and

(2)	the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004

W. Kim Foster

W. Kim Foster Senior Vice President and Chief Financial Officer